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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Selected Consolidated Financial Data and Other Information" and "Experts" and to the use of our report dated November 13, 1998, in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-60278) and related Prospectus of MedCath Corporation for the Registration of 6,900,000 shares of its common stock.



                                                /s/ Ernst & Young LLP


Charlotte, North Carolina
July 19, 2001